FARM BUREAU LIFE INSURANCE COMPANY
Farm Bureau Life Annuity Account
Supplement Dated July 28, 2010
to the
Statment of Additional Information For
Individual Flexible Premium Deferred
Variable Annuity Contract
(Dated May 1, 2010)


On page 4 of the Statement of Additional Information under the heading "DISTRIBUTION OF THE CONTRACTS" the first paragraph is amended to read as follows:

EquiTrust Marketing Services, LLC ("EquiTrust Marketing") is responsible for distributing the Contracts pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Contracts. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.